UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                   ______________________



                          FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


 Date of report (Date of earliest event reported): August 5, 2004
                                                -----------------

                 PARK ELECTROCHEMICAL CORP.
------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)


        New York               1-4415         11-1734643
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(State or Other Jurisdiction (Commission    (IRS Employer
of Incorporation)             File Number)  Identification No.)


5 Dakota Drive, Lake Success,        New York           11042
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 (Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code (516) 354-4100
                                              -------------------




















Item 4.   Changes in Registrant's Certifying Accountant.

      On August 5, 2004, the Audit Committee of the Board of Directors of Park Electrochemical Corp. (the "Company") engaged Grant Thornton LLP as the Company's independent auditor for the current fiscal year ending February 27,
2005. Grant Thornton's engagement by the Company will commence with its review of the Company's financial statements for the 2005 fiscal year second quarter ending August 29, 2004.

     The Company has not in the last two fiscal years or any subsequent interim period consulted Grant Thornton regarding
(i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event", as such terms are defined in Item 304(a)(1)(iv) and (v) of Regulation S-K of the Securities and Exchange Commission.









































                          SIGNATURE





     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         PARK ELECTROCHEMICAL CORP.



Date:  August 6, 2004         By:/s/Murray O. Stamer
                         Name:  Murray O. Stamer
                         Title: Senior Vice President and
                               Chief Financial Officer